Exhibit 99.1
press information
MOOG INC., EAST AURORA, NEW YORK 14052 TEL-716/652-2000 FAX-716/687-4457

release date	Immediate	contact	Ann Marie Luhr
	September 28, 2009		716-687-4225
MOOG ANNOUNCES ACQUISITION CLOSING
East Aurora, NY, September 28, 2009 — Moog Inc. (NYSE:MOG.A and MOG.B) announced today that it has completed the acquisition of GE Aviation Systems’ flight control actuation business for $90 million in cash, financed with funds availabile under its revolving credit facility.
The business, located in Wolverhampton, U.K., designs and manufactures primary and secondary flight control actuation for a number of commercial and military programs, including high-lift actuation systems for the Boeing 777 and 787 and the Airbus A330 and A380. The operation also provides primary flight controls for the European fighter, Typhoon, and a main engine lift system for the Rolls-Royce engine on the STOVL version of the U.S. Joint Strike Fighter. The General Electric Company acquired this business as part of its acquisition of Smiths Aerospace in May of 2007. Wolverhampton sales for the calendar year 2008 were approximately $100 million. The acquisition will be part of Moog’s Aircraft Controls segment. Updated Aircraft Controls segment fiscal 2010 sales, including Wolverhampton, will approximate $746 million.
“The organization that we’re acquiring is a world-class designer and manufacturer of aircraft actuation systems, with a specialty in high-lift actuation for commercial aircraft,” said Warren Johnson, President of Moog’s Aircraft Controls Group. “We know that they’ll be a great addition to our team.”
Consolidated fiscal 2010 sales, including Wolverhampton, are now forecast to be $2.130 billion. The acquisition is expected to be neutral to Moog’s net earnings and earnings per share for fiscal 2009 and 2010 assuming the transaction is financed completely with available funds under Moog’s revolving credit facility. Forecasted fiscal 2010 cash flow from operations less capital expenditures is also expected to be unaffected by this acquisition.
Moog Inc. is a worldwide designer, manufacturer, and integrator of precision control components and systems. Moog’s high-performance systems control military and commercial aircraft, satellites and space vehicles, launch vehicles, missiles, automated industrial machinery, wind energy, marine and medical equipment. Additional information about the company can be found at www.moog.com.
Cautionary Statement
Information included herein or incorporated by reference that does not consist of historical facts, including statements accompanied by or containing words such as “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume” and “assume,” are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements. These important factors, risks and uncertainties include (i) fluctuations in general business cycles for commercial aircraft, military aircraft, space and defense products, industrial capital goods and medical devices, (ii) our dependence on government contracts that may not be fully funded or may be terminated, (iii) our dependence on certain major customers, such as The Boeing Company and Lockheed Martin, for a significant percentage of our sales, (iv) the possibility that the demand for our products may be reduced if we are unable to adapt to technological change, (v) intense competition which may require us to lower prices or offer more favorable terms of sale, (vi) our significant indebtedness, which could limit our operational and financial flexibility, (vii) the possibility that new product and research and development efforts may not be successful which could reduce our sales and profits, (viii) increased cash funding requirements for pension plans, which could occur in future years based on assumptions used for our defined benefit pension plans, including returns on plan assets and discount rates, (ix) a write-off of all or part of our goodwill or intangible assets, which could adversely affect our operating results and net worth and cause us to violate covenants in our bank agreements, (x) the potential for substantial fines and penalties or suspension or debarment from future contracts in the event we do not comply with regulations relating to defense industry contracting, (xi) the potential for cost overruns on development jobs and fixed price contracts and the risk that actual results may differ from estimates used in contract accounting, (xii) the possibility that our subcontractors may fail to perform their contractual obligations, which may adversely affect our contract performance and our ability to obtain future business, (xiii) our ability to successfully identify and consummate acquisitions, and integrate the acquired businesses and the risks associated with acquisitions, including the risks that the acquired businesses do not perform in accordance with our expectations, and that we assume unknown liabilities in connection with the acquired businesses for which we are not indemnified (all of which risks are presented by the Wolverhampton acquisition), (xiv) our dependence on our management team and key personnel, (xv) the possibility of a catastrophic loss of one or more of our manufacturing facilities, (xvi) the possibility that future terror attacks, war or other civil disturbances could negatively impact our business, (xvii) that our operations in foreign countries could expose us to political risks and adverse changes in local, legal, tax and regulatory schemes, (xviii) the possibility that government regulation could limit our ability to sell our products outside the United States, (xix) product quality or patient safety issues with respect to our medical devices business that could lead to product recalls, withdrawal from certain markets, delays in the introduction of new products, sanctions, litigation, declining sales or actions of regulatory bodies and government authorities, (xx) the impact of product liability claims related to our products used in applications where failure can result in significant property damage, injury or death and in damage to our reputation, (xxi) the possibility that litigation may result unfavorably to us, (xxii) our ability to adequately enforce our intellectual property rights and the possibility that third parties will assert intellectual property rights that prevent or restrict our ability to manufacture, sell, distribute or use our products or technology, (xxiii) foreign currency fluctuations in those countries in which we do business and other risks associated with international operations, (xxiv) the cost of compliance with environmental laws, (xxv) the risk of losses resulting from maintaining significant amounts of cash and cash equivalents at financial institutions that are in excess of amounts insured by governments, (xxvi) the inability to modify, to refinance or to utilize amounts available to us under our credit facilities given uncertainties in the credit markets, (xxvii) our ability to meet our credit facilities’ restrictive covenants, breach of which could result in a default under our credit agreements and (xxviii) the risk that our credit rating is lowered or that other action is taken by credit rating agencies, or other third parties, that negatively impacts our credit rating or creditworthiness, (xxix) our customer’s inability to pay us due to adverse economic conditions or their inability to access available credit. The factors identified above are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. We disclaim any obligation to update the forward-looking statements made in this release.